UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 7, 2021

HAWAIIAN HOLDINGS INC
(Exact name of registrant as specified in its charter)

Delaware	001-31443	71-0879698
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3375 Koapaka Street, Suite G-350
Honolulu, HI 96819
(Address of principal executive offices, including zip code)

(808) 835-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	HA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01 Regulation FD Disclosure.

Hawaiian Holdings, Inc. (the "Company") is providing an update on recent developments as well as an update to its outlook for the third quarter of 2021.

Since providing the Company's third quarter 2021 outlook on July 27, 2021, the Company has experienced a deceleration in bookings that the Company attributes to the recent rise in COVID-19 cases associated with the Delta variant, as well as an increase in cancellations believed to be accelerated by the Governor of Hawai‘i's public comments suggesting that it was not a good time to visit Hawai‘i.

Since the beginning of the COVID-19 pandemic, the Company anticipated that the path to recovery might not be linear. The Company remains encouraged that the strong rebound in demand for travel to Hawai‘i prior to the recent surge in COVID-19 cases associated with the Delta variant demonstrates resilient demand for travel to Hawai‘i, and accordingly, the Company expects demand to recover as circumstances related to the virus improve.

Third Quarter 2021 Outlook Update

The Company now expects its third quarter of 2021 total revenue to be down approximately 34 to 37 percent compared to the third quarter of 2019, whereas the Company's prior guidance was down approximately 28 to 33 percent.

The Company now expects its operating expenses, excluding non-recurring items, for the third quarter of 2021 to be down approximately 13 to 15 percent compared to the third quarter of 2019, whereas the Company's prior guidance was down approximately 10 to 14 percent. The improvement is mainly driven by the timing of maintenance events, lower passenger-related costs, and lower variable compensation expense.

The Company now expects its Adjusted EBITDA for the third quarter of 2021 to be between $(40) million and $(20) million.

The Company now expects its fuel price per gallon for the third quarter of 2021 to be $2.06.

Third Quarter 2021 Outlook Summary

Metric	Updated guidance	Prior guidance	GAAP equivalent, Updated guidance	GAAP equivalent, Prior guidance
Capacity	No change	Down 20 to 23% vs 3Q19
Total Revenue	Down 34 to 37% vs 3Q19	Down 28 to 33% vs 3Q19
Operating Expenses, excluding non-recurring items (a)	Down 13 to 15% vs 3Q19	Down 10 to 14% vs 3Q19	Operating Expenses Down 25 to 27% vs 3Q19	Operating Expenses Down 22 to 26% vs 3Q19
Interest expense	No change	~$30 million
Adjusted EBITDA (b)	$(40) million to $(20) million	$(20) million to $20 million
Effective Tax Rate	No change	~21%
Fuel Price per Gallon (c)	$2.06	$2.04

(a) Non-GAAP measure. See Table 1 for a reconciliation of GAAP operating expenses to operating expenses excluding non-recurring items.
(b) Non-GAAP measure. The Company is not providing a reconciliation of adjusted EBITDA to GAAP net income, the most directly comparable GAAP measure, as it is unable, without unreasonable efforts, to calculate certain special and non-recurring charges, which could have a significant impact on the GAAP measure.
(c) Fuel Price per Gallon estimates are based on the September 3, 2021 fuel forward curve.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company’s current views with respect to certain current and future events and financial performance. Such forward-looking statements include, without limitation, the Company’s ability and timing to rebuild its business from the impacts of the COVID-19 pandemic; the resiliency of demand for travel to Hawai’i; expectations related to demand recovery when conditions related to COVID-19 improve; the Company’s outlook for the third quarter of 2021, including expectations regarding capacity, total revenue, operating expenses excluding non-recurring items, interest expense, Adjusted EBITDA, effective tax rate and fuel price per gallon, and statements as to other matters that do not relate strictly to historical facts or statements of assumptions underlying any of the foregoing. Words such as “expects,” “anticipates,” “projects,” “intends,” “plans,” “believes,” “estimates,” variations of such words, and similar expressions are also intended to identify such forward-looking statements. These forward-looking statements are and will be subject to many risks, uncertainties and assumptions relating to the Company’s operations and business environment, all of which may cause the Company’s actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. These risks and uncertainties include, without limitation, the continuing and developing effects of the spread of COVID-19 on the Company's business operations and financial condition; whether the Company's cost-cutting plans related to the COVID-19 pandemic will be effective or sufficient; the duration of government-mandated and other restrictions on travel; the full effect that the quarantines, restrictions on travel and other measures to limit the spread of COVID-19 will have on demand for air travel in the markets in which the Company operates; fluctuations and the extent of declining demand for air transportation in the markets in which the Company operates; the Company's dependence on the tourism industry; the Company's ability to generate sufficient cash and manage its available cash; the Company’s ability to accurately forecast economic volatility; macroeconomic developments; political developments; the price and availability of aircraft fuel; labor negotiations; regulatory determinations and related developments; competitive pressures, including the impact of industry capacity between North America and Hawai‘i and interisland; changes in the Company's future capital needs; and foreign currency exchange rate fluctuations.

The risks, uncertainties and assumptions referred to above that could cause the Company’s results to differ materially from the results expressed or implied by such forward-looking statements also include the risks, uncertainties and assumptions discussed from time to time in the Company’s other public filings and public announcements, including the Company’s Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q, as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. All forward-looking statements included in this document are based on information available to the Company on the date hereof. The Company does not undertake to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date hereof even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized.

None of the information furnished in this report shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and, unless expressly set forth by specific reference in such filings, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Non-GAAP Financial Reconciliation

Table 1.
Operating Expenses Excluding Non-recurring Items Outlook (unaudited)

	Estimated three months ending September 30, 2021
	(in thousands)
GAAP operating expenses	$464,737	to	$477,508
Adjusted for:
Non-recurring items (1)	(78,000)	to	(78,000)
Operating expenses, excluding non-recurring items	$542,737	to	$555,508

(1) Non-recurring items include the recognition of grant proceeds from government payroll support programs.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 7, 2021

HAWAIIAN HOLDINGS, INC.

	By:	/s/ Shannon L. Okinaka
		Name:	Shannon L. Okinaka
		Title:	Executive Vice President, Chief Financial Officer and Treasurer